UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                        Under Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) April 21, 2003

                           NATIONAL PROPERTY INVESTORS 5
               (Exact name of registrant as specified in its charter)


              California              0-11095                 22-2385051
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Item 2.     Acquisition or Disposition of Assets.

On April 21, 2003, the Registrant sold one of its investment properties, Palisades Apartments, located in Montgomery, Alabama. The Registrant sold
Palisades Apartments to Palisades Apartments, L.L.C., an unrelated party, for $4,687,500. The sale price was determined based on the fair market value of the investment property.

The Registrant expects that substantially all of the net proceeds will be used to repay certain debt obligations of the Registrant and that no net proceeds will be distributed to the Registrant's partners.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of National Property Investors 5 (the "Partnership" or "Registrant") as if Palisades Apartments had been sold January 1, 2001.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2002 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                December 31, 2002


All other assets                                                    $   488
Investment properties, net                                            3,222

      Total Assets                                                  $ 3,710


All other liabilities                                               $   743
Mortgage notes payable                                               10,441
Partners' deficit                                                    (7,474)

      Total Liabilities and Deficit                                 $ 3,710

                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except per unit data)

                                                    Year Ended     Year Ended
                                                   December 31,   December 31,
                                                       2002           2001
Total revenues                                       $ 3,486        $ 3,553
Total expenses                                         3,592          3,643
Net loss                                             $  (106)       $   (90)
Net loss per limited partnership unit                $ (1.25)       $ (1.06)

(c) Exhibits.

Contracts related to the sale of the property:

10.19Purchase and Sale Contract between National Property Investors 5, as Seller and Palisades Apartments, L.L.C., as Purchaser, effective March 20, 2003.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL PROPERTY INVESTORS 5
                                    (a California Limited Partnership)

                                    By:   NPI Equity Investments, Inc.
                                          General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: April 25, 2003

    PURCHASE AND SALE CONTRACT

                                     BETWEEN



                         NATIONAL PROPERTY INVESTORS 5,

                        a California limited partnership





                                    AS SELLER





                                       AND





                          PALISADES APARTMENTS, L.L.C.,

                      an Illinois limited liability company



                                  AS PURCHASER

                              PALISADES APARTMENTS

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 20th day of March, 2003 (the "Effective Date") by and between NATIONAL PROPERTY INVESTORS 5, a California limited partnership, having an address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and PALISADES APARTMENTS, L.L.C., an Illinois limited liability company, having a principal address at 800 Baronne Street, New Orleans, Louisiana 70113 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A. Seller owns the real estate located in Montgomery County, Alabama, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as PALISADES APARTMENTS.

      B. Purchaser desires to purchase, and Seller desires to sell, such land, improvements and certain associated property, on the terms and conditions set forth below.
                                   ARTICLE 1
                                  DEFINED TERMS
1.1 Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1 "ADA" shall have the meaning set forth in Section 13.22.
1.1.2 Intentionally Omitted.

1.1.3 "AIMCO" shall have the meaning set forth in Section 14.2.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5 "Broker" shall have the meaning set forth in Section 9.1.

1.1.6 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Colorado, Texas, or Alabama, or any day on which Lender is not open for business.

1.1.7 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.8 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.9 "Code" shall have the meaning set forth in Section 2.3.6.

1.1.10      "Consent   Contract"   shall  have  the   meaning   set  forth  in
Section 14.2.

1.1.11      "Consultants" shall have the meaning set forth in Section 3.1.

1.1.12      "Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.13      "Deed" shall have the meaning set forth in Section 5.2.1.

1.1.14      "Deed of Trust" shall have the meaning set forth in Section 4.5.

1.1.15      "Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.16      "Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.17      "Excluded  Permits"  means those Permits which,  under  applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.17.

1.1.18 "Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.19      Intentionally Omitted.

1.1.20      Intentionally Omitted.

1.1.21      Intentionally Omitted.

1.1.22 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date (or hereafter acquired by Seller prior to the Closing Date and located on the Land or in the Improvements) and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or
(c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or (d) the property and equipment, if any, expressly identified in Schedule 1.1.22.
1.1.23 "General  Assignment"  shall have the meaning set forth in Section 5.2.3.

1.1.24      "Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.25 "Improvements" means all buildings and improvements located on the Land taken "as is."

1.1.26      Intentionally Omitted.

1.1.27 "Land" means all of those certain tracts of land located in the State of Alabama described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.28 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.29      "Leases   Assignment"   shall  have  the   meaning  set  forth  in
Section 5.2.4.

1.1.30      "Lender" means Collateral Mortgage, Ltd.

1.1.31 "Lender Fees" shall mean all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender Fees to be determined as of the Closing Date.

1.1.32 "Loan" means the indebtedness owing to Lender evidenced by the Note.

1.1.33      "Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.34      "Losses" shall have the meaning set forth in Section 3.4.1.

1.1.35      "Materials" shall have the meaning set forth in Section 3.5.

1.1.36 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts, (c) Leases,
(d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "PALISADES APARTMENTS" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.37 "Note" means that certain Note in the original principal amount of $5,200,000.00, dated June 29, 1993, executed by Seller and payable to the order of Collateral Mortgage, Ltd.

1.1.38      Intentionally Omitted.

1.1.39      Intentionally Omitted.

1.1.40      Intentionally Omitted.

1.1.41 "Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.42      "Permitted  Exceptions"  shall  have  the  meaning  set  forth  in
Section 4.4.

1.1.43 "Property" means (a) the Land and Improvements and all rights of Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, (b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.44 "Property Contracts" means all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract, and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property
(i) which terminate  automatically  upon transfer of the Property by Seller,  or
(ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property.

1.1.45 Intentionally Omitted.

1.1.46 "Property Manager" means the current property manager of the Property.

1.1.47      "Proration   Schedule"   shall  have  the  meaning  set  forth  in
Section 5.4.1.

1.1.48 "Purchase Price" means the consideration to be paid by Purchaser to Seller for the purchase of the Property pursuant to Section 2.2.

1.1.49 "Purchaser's Closing Extension Option" shall have the meaning set forth in Section 5.1.

1.1.50      "Regional  Property  Manager"  shall have the meaning set forth in
Section  6.4.

1.1.51      "Report" shall have the meaning set forth in Section  14.2.

1.1.52      Intentionally Omitted.

1.1.53      Intentionally Omitted.

1.1.54 "Seller's Indemnified Parties" shall have the meaning set forth in Section 3.4.1

1.1.55      "Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.

1.1.56      "Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.57      "Survival Period" shall have the meaning set forth in Section 6.3.

1.1.58      "Survival  Provisions" shall have the meaning set forth in Section
13.28.

1.1.59 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.60 "Tenant Deposits" means all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.61  "Tenant  Security  Deposit  Balance" shall have the meaning set forth in
Section 5.4.6.2.

1.1.62      Intentionally Omitted.

1.1.63      "Testing" shall have the meaning set forth in Section 14.2.
1.1.64      "Title  Commitment"  shall have the  meaning  ascribed  thereto in
Section 4.1.
1.1.65      "Title  Documents"  shall have the  meaning  set forth in Section
4.1.
1.1.66      "Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.67      "Title Policy" shall have the meaning set forth in Section  4.1.

1.1.68      "Uncollected  Rents"  shall have the  meaning set forth in Section
5.4.6.1.

1.1.69      Intentionally Omitted.

                                    ARTICLE 2
                 PURCHASE  AND SALE,  PURCHASE  PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to Four Million Six Hundred Eighty Seven Thousand Five Hundred Dollars ($4,687,500.00). The Purchase Price shall be reduced by the Lender Fees which shall be paid by Purchaser in the manner provided in this Section 2.2.

2.2.1 On the Effective Date, Purchaser shall deliver to Fidelity National Title Insurance Company, c/o Lolly Avant, National Commercial Manager, 3D International Tower, 1900 West Loop South, Suite 650, Houston, Texas 77027, 800-879-1677 ("Escrow Agent" or "Title Insurer") a deposit (the "Deposit") of $200,000.00 by wire transfer of immediately available funds ("Good Funds"). The Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2 Intentionally Omitted.

2.2.3 Intentionally Omitted.

2.2.4 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Seller's lender).
2.3   Escrow Provisions Regarding Deposit.

2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser). If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from both the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                    ARTICLE 3
                                   FEASIBILITY
3.1 Feasibility. Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") have had the opportunity to enter onto the Property pursuant to that certain Limited Access Agreement entered into by Seller and Purchaser dated as of February 18, 2003, as amended by that certain Reinstatement and Amendment to Limited Access Agreement dated as of March 6, 2003 (collectively, the "Limited Access Agreement"):

3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3 To  ascertain   and  confirm  the   suitability   of  the  Property  for
Purchaser's intended use of the Property; and

3.1.4 To review the Materials at Purchaser's sole cost and expense.

3.2 Completion of Investigation. Notwithstanding anything to the contrary contained in this Contract, Purchaser hereby acknowledges that (1) Purchaser has completed its review of all matters set forth in Section 3.1, Section 3.3 and
Section 3.5 (2) Purchaser approves of all matters reviewed and (3) Purchaser agrees that Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this Contract as conditioning Purchaser's obligation to close.

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. Purchaser shall conduct and shall cause its Consultants to conduct any and all investigations and inspections in such a manner as to avoid any disruption or disturbance of Tenants' occupancy of the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its investigations and inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deed to Purchaser.

3.4 Purchaser Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any investigations and inspections or other matters performed by Purchaser with respect to the Property during the term of this Contract or otherwise.

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser  shall  maintain and cause its third party  consultants to maintain
(a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state in which the Property is located. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to the earlier to occur of (i) Purchaser's or Purchaser's Consultants' entry onto the Property, or (ii) the expiration of 5 days after the Effective Date. The provisions of this
Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

3.5  Property Materials.

3.5.1 Within 10 days after the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") available at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and within the foregoing 10-day period, Seller may deliver some or all of the Materials to Purchaser, or make the same available to Purchaser on a secure web site
(Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller.

3.5.2 In providing such information and Materials to Purchaser, other than Seller's Representations, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and shall be returned by Purchaser to Seller as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and will instead in all instances rely exclusively on its own investigations and Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.3 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts.

                                    ARTICLE 4
                                      TITLE
4.1 Title Documents. Purchaser hereby acknowledges that Purchaser has received a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the basic premium for the Title Policy. Purchaser shall be solely responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements.

4.2 Survey. Purchaser hereby acknowledges that Seller has delivered to Purchaser that certain survey of the Property prepared by Barton F. Carr, AL PLS No. 16685, bearing Job No. 02-2957 for Landco, L.P., and dated as of December 5, 2002 (the "Existing Survey") (subject to Section 3.5.2). Purchaser shall be responsible for $6,000 of the cost thereof, and Seller shall be responsible for the balance of the cost, including the cost of any updates thereto. To the extent that Purchaser desires that a new survey of the Property be prepared (or that the Existing Survey be updated), Purchaser shall request the same in writing to Seller no later than 5 Business Days after the Effective Date, in which event Seller shall order such new or updated survey (together with the Existing Survey, referred to herein as the "Survey") from the surveyor who prepared the Existing Survey (or from such other surveyor as Seller determines in its reasonable discretion). Purchaser shall be solely responsible for the cost and expense of the new survey requested pursuant to the terms of this
Section 4.2.

4.3 Approval of Title and Survey. As of the Effective Date of this Contract, Purchaser hereby agrees and acknowledges that Purchaser has had the opportunity to review the Title Documents and Existing Survey, and except for those items set forth in Section 4.4.1 below, Purchaser has approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. Notwithstanding anything to the contrary contained herein, Seller hereby agrees and acknowledges that Seller shall either obtain a bond or establish a post-Closing escrow with Escrow Agent for that certain Notice of Judgment styled as "James Lee dba Lee Glass Co. Inc. vs. Palisades Apartments", recorded October 31, 2001 in RLPY 2316, Page 707 of the Official Records of Montgomery County, Alabama, as more particularly shown as an exception Schedule B, Section 1 of the current Title Commitment, if required by Title Insurer and to the extent said judgment remains unpaid as of the Closing Date, in order to enable Title Insurer to delete said exception.

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject only to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown on Schedule B Section 2 of the Title Commitment and the Survey, other than (a) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (b) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (c) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2 All Leases;

4.4.3 Intentionally Omitted;

4.4.4 Applicable zoning and governmental regulations and ordinances;

4.4.5 Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.6 The terms and conditions of this Contract.

4.5 Existing Deed of Trust. It is understood and agreed that any deeds of trust and/or mortgages and security documents executed in connection therewith (including any and all mortgages, assignments of rents and financing statements which secure the Note) against the Property (whether one or more, the "Deed of Trust") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at Closing, provided that the Lender Fees due in connection with the Loan Payoff shall be paid by Purchaser.

                                    ARTICLE 5
                                     CLOSING
5.1 Closing Date. The Closing shall occur on April 21, 2003 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser not later than 2 Business Days prior to the scheduled Closing Date to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as Seller reasonably determines is desirable in connection with the Loan Payoff. Further, the Closing Date may be extended by delivering written notice to Purchaser no later than 2 Business Days prior to the scheduled Closing Date without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser. Provided that Purchaser is not in default under the terms of this Contract, Purchaser shall be permitted a one-time extension of the Closing Date for up to 30 days by (i) delivering written notice to Seller no later than 10 Business Days prior to the scheduled Closing Date ("Purchaser's Closing Extension Option"), and (ii) simultaneously with such notice to Seller, delivering to Escrow Agent an amount equal to $2,500.00 for each requested day of the extension, which amount when received by Escrow Agent shall be (a) added to the Deposit hereunder and (b) added to the Purchase Price, and shall be non-refundable (except as otherwise expressly provided herein with respect to the Deposit), and shall be held, credited and disbursed in the same manner as provided hereunder with respect to the Deposit. Purchaser acknowledges that the Purchase Price shall be increased by the aggregate amount paid by Purchaser for its exercise of Purchaser's Closing Extension Option. In the event Seller has elected to extend the Closing Date to the last Business Day of the month pursuant to this Section 5.1 because Lender will not permit Seller to repay the Loan on a date other than the last Business Day of the month, then Purchaser shall only be permitted to extend the Closing Date for a full 30 day period.

5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:

5.2.1 Statutory Warranty Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject only to the Permitted Exceptions.

5.2.2 A Bill of Sale in the form attached as Exhibit C.

5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 Intentionally Omitted.

5.2.6 A closing statement executed by Seller.

5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller and Title Insurer to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment.

5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 Notification letters to all Tenants prepared and executed by Seller in the form attached hereto as Exhibit F.

5.2.10 Evidence that the contract with the management company of the Property has been terminated at Seller's sole cost and expense.

5.2.11 Resolutions, certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract.

5.3.2 A title affidavit or at Purchaser's option an indemnity pertaining to Purchaser's activity on the Property prior to Closing, in the customary form reasonably acceptable to Purchaser and Title Insurer to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment.

5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.

5.3.4 A closing statement executed by Purchaser.

5.3.5 A countersigned counterpart of the General Assignment.

5.3.6 A countersigned counterpart of the Leases Assignment.

5.3.7 A countersigned counterpart of the Notification letters in the form attached hereto as Exhibit F.

5.3.8 Intentionally Omitted.

5.3.9 Intentionally Omitted.

5.3.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11      Intentionally Omitted.

5.3.12 The Lender Fees (which fees shall be subtracted from the Purchase Price in accordance with Section 2.2).

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing, which schedule shall be reasonably acceptable to both Seller and Purchaser. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 45 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the tax year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding tax year. For purposes of this Contract, the term "tax year" shall mean the period from October 1 until September 30 of each calendar year. The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2.
5.4.6 Leases.

5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller its share of such accrued Uncollected Rents as and when collected by Purchaser, and Seller shall pay Purchaser its share of collected rent attributable to dates from and after the Closing Date as and when collected by Seller. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected
Rents owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to reasonably cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all reasonable steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, written copies of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to spend a material amount of money or to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property.

5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise. Notwithstanding anything to the contrary contained herein, subject to any and all applicable laws, Seller agrees that as of the Closing Date it shall not apply the Tenant Deposit against any Uncollected Rent which is past due less than 30 days. The foregoing restriction shall not apply if any Tenant Lease is the subject of a pending eviction proceeding.

5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Note, together with all interest accrued under the Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees, and the Purchase Price shall be reduced by the amount of the Lender Fees in accordance with Section 2.2. Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Note.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date.

5.4.10 Closing Costs. Purchaser shall pay any transfer, sales, use, gross receipts or similar taxes, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Seller shall pay the base premium for the Title Policy to the extent required by Section 4.1, and one-half of the customary closing costs of the Escrow Agent, and the cost of recording any instruments required to discharge any liens or encumbrances against the Property.

5.4.11 Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.4.12 Possession. Possession of the Property, subject to the Leases, Property Contracts, and Permitted Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property after the Closing. At Closing, Seller shall make available to Purchaser copies of all Tenant-related reports and records which (a) can be generated from Seller's existing software and (b) have been maintained by Seller in the ordinary course of business.

5.4.13 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 60 days after Closing, or (b) subject to such 60-day period on a one-time basis only, unless such items exceed $2,500.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

ARTICLE 6  REPRESENTATIONS  AND  WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract; and has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. This Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases and for that certain Complaint styled as "Checkers Carpet Professionals, Inc. an Alabama corporation vs. Palisades Apartments and National Property Investors 5, a California limited partnership", filed on February 18, 2003 in the Circuit Court of Montgomery County, Alabama, as Case No. CV-03-436, to Seller's knowledge (a) there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, and (b) Seller has not received any written notice from any governmental entity of any intent by such entity to condemn the Property or any portion thereof;

6.1.5 To Seller's knowledge, Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and

6.1.6 To Seller's knowledge, Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

6.2 AS-IS.  Except for  Seller's  Representations,  the  Property  is  expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed conveying the Property and Seller's Representations). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 6 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $50,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Ann Porter, telephone (256) 739-6516, facsimile
(775) 251-8205 who is the Regional Property Manager handling this Property (the "Regional Property Manager").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of Illinois.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

      The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.

                                    ARTICLE 7
                            OPERATION OF THE PROPERTY
7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business and in accordance with its past practices at the Property, Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that as of the Effective Date hereof any such new or modified Property Contracts (a) shall not in the case of a new Property Contract have a term in excess of 1 year, and in the case of any modified Property Contract shall not be modified to extend the term thereof in excess of 1 year, (b) shall be executed in the ordinary course of Seller's business and in accordance with Seller's past practices at the Property and (c) in the case of new Property Contracts shall be terminable upon thirty (30) days or less notice without penalty or cost and in the case of any modified Property Contract shall not be modified to revise the termination provisions thereof without Purchaser's prior written consent; and provided further any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Leases are entered into by Seller in the ordinary course of its operation of the Property and in accordance with its past practices at the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed. Seller agrees to take reasonable efforts to maintain its existing insurance policies (or replacement policies on comparable terms) covering the Property in full force and effect until the Closing Date.

7.3 Liens. Purchaser hereby acknowledges that the Property is currently undergoing construction for the repair and renovation of the Property. Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business and pursuant to any current ongoing construction, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Seller hereby agrees that Seller shall not grant any such utility easement(s) which materially interfere with the continued operations of the Property. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.


                                    ARTICLE 8


                         CONDITIONS PRECEDENT TO CLOSING
8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

8.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding; and

8.1.5 Title Insurer is willing to issue at Closing a Title Policy insuring Purchaser's fee simple title to the Property in the amount of the Purchase Price, subject only to the Permitted Exceptions.

      Except as expressly set forth elsewhere in this Contract, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section 8.1. If any condition set forth in Sections 8.1.1, 8.1.3,
8.1.4 or 8.1.5 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, (b) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from Escrow Agent, or (c) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price.

8.2 Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and

8.2.4 Intentionally Omitted.

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.

                                    ARTICLE 9
                                    BROKERAGE
9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with Mr. Paul Davis of Marcus & Millichap ("Broker") in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Survival. Seller agrees to pay Broker a commission according to the terms of a separate Contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3 Broker Signature Page. Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

                                   ARTICLE 10
                              DEFAULTS AND REMEDIES
10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Deposit, (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice is delivered to Purchaser from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice is delivered from Purchaser to Seller, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all information and Materials provided to Purchaser as a pre-condition to the return of the Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $20,000 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY
11.1 Major Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall promptly notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, Seller shall conduct such repair, replacement or restoration in a manner consistent with Lender's past practices, and Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN
12.1 Eminent Domain. In the event that, at any time prior to Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that there is any notice of any such acquisition or intent to acquire by any such governmental agency), Seller shall promptly (but in any event prior to the Closing Date) notify Purchaser and Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract Purchaser shall recover the Deposit hereunder (subject to Purchaser's obligation under Section 3.5.2 to return all information and Materials provided to Purchaser as a pre-condition to the return of the Deposit). If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 13
                                  MISCELLANEOUS
13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a pre-requisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), (b) Purchaser is not released from its liability hereunder, and (c) Seller consents thereto (which consent shall not be unreasonably withheld or delayed). As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; or (c) sent by certified mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            Palisades Apartments, L.L.C.
            800 Baronne Street
            New Orleans, Louisiana  70113
            Atttention:  Roland Von Kurnatowski
            Telephone:  504-558-0204
            Facsimile:  504-523-3527

            And to:

            Michael D. Aufrecht
            3924 W. Devon, Suite 202
            Lincolnwood, Illinois  60712
            Telephone: 847-324-4850
            Facsimile: 847-324-4852

            With a copy to :

            David Aufrecht, Esq.
            55 W. Monroe, Suite #3550
            Chicago, Illinois 60603
            Telephone: 312-460-8870
            Facsimile: 312-460-8872

            To Seller:

                                    c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Telephone:  303-691-4303
            Facsimile:  303-300-3297

            and a copy to:

            Loeb & Loeb LLP
            1000 Wilshire Boulevard, Suite 1800
            Los Angeles, California  90017
            Attention:  Andrew S. Clare, Esq., and
                        Karen N. Higgins, Esq.
            Facsimile:  213-688-3460

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

            Fidelity National Title Insurance Company
            3D International Tower
            1900 West Loop South, Suite 650
            Houston, Texas  77027
            Attention:  Lolly Avant, National Commercial Manager
            Telephone:  800-879-1677
            Facsimile:  713-623-4406

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of Alabama shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange, and (d) no dates in this Contract will be extended as a result thereof.

13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a California limited partnership, and Purchaser agrees that none of
Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility/Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA"), which requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA (or any similar state or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the prevailing party. Notwithstanding anything herein to the contrary, this
Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall (a) prior to the Effective Date hereof, solicit any of Seller's employees or any employees located at the Property for potential employment, or (b) at any time, solicit any of Seller's affiliates' employees located at any property owned by such affiliates for potential employment. Purchaser hereby agrees and acknowledges that Purchaser shall not hire any of Seller's employees or any employees located at the Property or any of Seller's affiliates' employees located at any property owned by such affiliates until after Closing.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21, 13.23 and 13.27), and (b) any provision of this Contract which expressly states that it shall so survive (the foregoing (a) and (b) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice in compliance with Section 13.7 to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Deposit or other amounts to Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

                                   ARTICLE 14
                           LEAD-BASED PAINT DISCLOSURE
14.1 Disclosure. Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit G hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.

14.2 Consent Contract. Testing (the "Testing"") has been performed at the Property with respect to lead-based paint. Law Engineering and Environmental Services, Inc. performed the Testing and reported its findings in the Report of Findings dated May 14, 2001, a copy of which is attached hereto as Exhibit H (the "Report"). The Report certifies the Property as lead based paint free. By execution hereof, Purchaser acknowledges receipt of a copy of the Report, the Lead-Based Paint Disclosure Statement attached hereto as Exhibit G, and acknowledges receipt of that certain Consent Contract (the "Consent Contract") by and among the United States Environmental Protection Agency (executed
December 19, 2001), the United States Department of Housing and Urban Development (executed January 2, 2002), and Apartment Investment and Management Company ("AIMCO") (executed December 18, 2001). Because the Property has been certified as lead based paint free, Seller is not required under the Consent Contract to remediate or abate any lead-based paint condition at the Property prior to the Closing. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the Property shall be subject to the Consent Contract and the provisions contained herein related thereto and (2) that Purchaser shall not be deemed to be a third party beneficiary to the Consent Contract.



                 [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:

                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner



                                          By: /s/ Chad Asarch
                                          Name: Chad Asarch
                                          Title: Vice President



                                   Purchaser:

                                    PALISADES APARTMENTS, L.L.C.,
                                    an Illinois limited liability company

                                    By: /s/ Michael D. Aufrecht
                                    Name: Michael D. Aufrecht
                                    Title: Member

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes March 21, 2003 as the date of opening of escrow and designates 142660 as the escrow number assigned to this escrow.

                                    ESCROW AGENT:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                    By:  /s/ Lolly Avant
                                    Name: Lolly Avant
                                    Title: Vice President - Manager

                              BROKER SIGNATURE PAGE

      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached,
(b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker at the Closing, and (c) Broker represents and warrants to Seller that Broker and its affiliates has not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof in connection with the transaction, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section
13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

                                     BROKER:

                                    MARCUS & MILLICHAP



                                    By: /s/ Paul D. Davis
                                    Name: Paul D. Davis
                                    Title: Associate Broker

                                    EXHIBIT A

                LEGAL DESCRIPTION FOR THE PALISADES APARTMENTS

                               Montgomery Alabama

All that real property located in Montgomery County, Alabama, and being more particularly described as follows:

Commence at the Southwest Corner of the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and run N 00(degree) 44' W, along the West line of said Section 33, 502.56 feet to the POINT OF BEGINNING of the parcel of land herein described; thence from said point of beginning continue N 00(degree) 44' W, 209.20 feet; thence N 56(degree) 00' E, 551.09 feet; thence N 56(degree) 44' E, 603.72 feet to a point on the South right-of-way of South Boulevard; thence N 88(degree) 52' E, along said South right-of-way, 592.0 feet; thence S 01(degree) 06' E, 745.95 feet; thence S 88(degree) 49' W, 374.98 feet; thence S 88(degree) 36' W, 670.56 feet; thence S 01(degree) 32' E, 212.62 feet to a point on the South right-of-way of Elsmeade Drive; thence N 76(degree) 55' W, 539.76 feet to the point of beginning.

Said described property lies in the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and contains 21.75 acres, more or less.

SAID PROPERTY BEING ALSO DESCRIBED AS FOLLOWS:

UNIT "1"

Block "A" according to Map of Woodley Square Subdivision in the Northwest Quarter (NW 1/4) of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, as said Map appears of record in the Office of the Judge of Probate of Montgomery County, Alabama in Plat Book 21, Page 33.

UNIT "2"

Lot 1, Block "B" according to the Map of subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

UNIT "3"

Lot 2, Block "B" according to the Map of subdivision of Block "B" Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama

UNIT "4"

Commencing at the Southwest corner of the Northwest Quarter of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, running Northwardly along the West line of said Northwest Quarter a distance of 564.35 feet to the point of beginning of the property herein described, thence continuing Northwardly along said West line of Northwest Quarter run a distance of 15 feet to a point on the Southern Boundary of a Subdivision of Block "B", Woodley Square Subdivision as corrected by plat recorded in Plat Book 22, Page 290 of the Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 44 minutes, 30 seconds run Eastwardly along said Southern boundary of subdivision of Block "B", Woodley Square, a distance of
521.18 feet to a point on the Western boundary of Lot 1 Elsmeade No. 4 as per plat recorded in Plat Book 18, Page 216 of the aforesaid Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 04 minutes, 50 seconds run Southwardly along said Western boundary of Lot 1, Elsmeade No. 4 a distance of 150.38 feet to a point on the North right of way line of Elsmeade Drive, thence with an interior angle of 75 degrees, 22 minutes, 10 seconds run Northwestwardly a distance of 538.87 feet to the point of beginning.

Together with a non-exclusive easement for ingress and egress and recreational use over Phase III of Woodley Square Apartments, said Phase III described as follows:

Lot 2, in Block "B" according to the Map of Subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, page 38, as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

                                    EXHIBIT B

                         FORM OF STATUTORY WARRANTY DEED

STATE OF ALABAMA
MONTGOMERY COUNTY

                             STATUTORY WARRANTY DEED

      KNOW ALL MEN BY THESE PRESENTS, that in consideration of One Hundred and no/100 Dollars and other valuable considerations to the undersigned NATIONAL PROPERTY INVESTORS 5, a California limited partnership (herein referred to as GRANTOR), in hand paid by the GRANTEE herein, the receipt and sufficiency of which are hereby acknowledged, the said GRANTOR does by these presents, GRANT, BARGAIN, SELL and CONVEY unto PALISADES APARTMENTS, L.L.C., an Illinois limited liability company (hereinafter referred to as "Grantee"), its successors and assigns, the following described real estate, situated in the County of Montgomery and State of Alabama, to-wit:

      See Exhibit "A" attached hereto and, by this reference, made a part hereof.

      This  conveyance is made subject to any and all  easements,  restrictions,
reservations,    and   rights-of-way   appearing   of   record   affecting   the
above-described property.

      For purposes of ad valorem tax appraisal only, the mailing address of the property herein is: 2230 Woodley Square West, Montgomery, Alabama. The mailing address of GRANTEE herein is: 800 Baronne Street, New Orleans, Louisiana 70113.

      TO  HAVE  AND  TO  HOLD,  the  aforementioned   premises,   together  with
improvements, easements and appurtenances thereunto appertaining, unto the said GRANTEE, its successors and assigns forever.

      IN WITNESS WHEREOF, NPI Equity Investments, a Florida corporation, has caused this instrument to be executed in its corporate name and behalf by Patrick F. Slavin its duly authorized Senior Vice President, this the 21st day of April, 2003.

                                    GRANTOR NAME

                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner


                                          _    By: /s/ Patrick F. Slavin
                                          _       Name: Patrick F. Slavin
                                          _       Title:    Senior Vice
                                          President

                                       [CORPORATE SEAL]
STATE OF COLORADO
COUNTY OF DENVER

            I, the undersigned, a Notary Public in and for said State at Large, hereby certify that Patrick F. Slavin, whose name as SVP of NPI Equity
Investments, Inc., a Florida corporation acting in its capacity as General Partner of National Property Investors 5, a California limited partnership is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, as such SVP, and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as General Partner of said limited partnership as of the date of this acknowledgment.

            Given under my hand and official seal this the 14th day of April, 2003.


                                        /s/ Marcey K. Anderson
                                        Notary Public
                                        My Commission Expires:7/27/2006
THIS INSTRUMENT PREPARED BY:
Loretta Thompson, Esq.
Loeb & Loeb LLP
1000 Wilshire Boulevard, Suite 1800
Los Angeles, California  90017
(213) 688-3400

                                   EXHIBIT "A"

                LEGAL DESCRIPTION FOR THE PALISADES APARTMENTS


All that real property located in Montgomery County, Alabama, and being more particularly described as follows:

Commence at the Southwest Corner of the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and run N 00(degree) 44' W, along the West line of said Section 33, 502.56 feet to the POINT OF BEGINNING of the parcel of land herein described; thence from said point of beginning continue N 00(degree) 44' W, 209.20 feet; thence N 56(degree) 00' E, 551.09 feet; thence N 56(degree) 44' E, 603.72 feet to a point on the South right-of-way of South Boulevard; thence N 88(degree) 52' E, along said South right-of-way, 592.0 feet; thence S 01(degree) 06' E, 745.95 feet; thence S 88(degree) 49' W, 374.98 feet; thence S 88(degree) 36' W, 670.56 feet; thence S 01(degree) 32' E, 212.62 feet to a point on the South right-of-way of Elsmeade Drive; thence N 76(degree) 55' W, 539.76 feet to the point of beginning.

Said described property lies in the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and contains 21.75 acres, more or less.

SAID PROPERTY BEING ALSO DESCRIBED AS FOLLOWS:

UNIT "1"

Block "A" according to Map of Woodley Square Subdivision in the Northwest Quarter (NW 1/4) of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, as said Map appears of record in the Office of the Judge of Probate of Montgomery County, Alabama in Plat Book 21, Page 33.

UNIT "2"

Lot 1, Block "B" according to the Map of subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

UNIT "3"

Lot 2, Block "B" according to the Map of subdivision of Block "B" Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama

UNIT "4"

Commencing at the Southwest corner of the Northwest Quarter of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, running Northwardly along the West line of said Northwest Quarter a distance of 564.35 feet to the point of beginning of the property herein described, thence continuing Northwardly along said West line of Northwest Quarter run a distance of 15 feet to a point on the Southern Boundary of a Subdivision of Block "B", Woodley Square Subdivision as corrected by plat recorded in Plat Book 22, Page 290 of the Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 44 minutes, 30 seconds run Eastwardly along said Southern boundary of subdivision of Block "B", Woodley Square, a distance of
521.18 feet to a point on the Western boundary of Lot 1 Elsmeade No. 4 as per plat recorded in Plat Book 18, Page 216 of the aforesaid Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 04 minutes, 50 seconds run Southwardly along said Western boundary of Lot 1, Elsmeade No. 4 a distance of 150.38 feet to a point on the North right of way line of Elsmeade Drive, thence with an interior angle of 75 degrees, 22 minutes, 10 seconds run Northwestwardly a distance of 538.87 feet to the point of beginning.

Together with a non-exclusive easement for ingress and egress and recreational use over Phase III of Woodley Square Apartments, said Phase III described as follows:

Lot 2, in Block "B" according to the Map of Subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, page 38, as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

                                    EXHIBIT C

                              FORM OF BILL OF SALE

      THIS BILL OF SALE ("Bill of Sale") is made this 21st day of April, 2003 by NATIONAL PROPERTY INVESTORS 5, a California limited partnership ("Seller"), in favor of PALISADES APARTMENTS, L.L.C., an Illinois limited liability company ("Purchaser").

                             W I T N E S S E T H:

      WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of March 20, 2003 (the "Contract") with respect to the sale of certain the Real Property identified on Exhibit A attached thereto and the Improvements located thereon. (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Contract.)

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of the Fixtures and Tangible Personal Property, without representation or warranty of any kind whatsoever except as set forth in and subject to the terms of the Contract.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR FOR ANY OTHER STATE).

      This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Purchaser and Seller.

      This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Alabama.

      EXECUTED as of the 21st day of April, 2003.

                                     Seller:

                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner



                                          By:  /s/ Patrick F. Slavin
                                          Name: Patrick F. Slavin
                                          Title: SVP

                                    EXHIBIT A

                LEGAL DESCRIPTION FOR THE PALISADES APARTMENTS

                               Montgomery Alabama

All that real property located in Montgomery County, Alabama, and being more particularly described as follows:

Commence at the Southwest Corner of the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and run N 00(degree) 44' W, along the West line of said Section 33, 502.56 feet to the POINT OF BEGINNING of the parcel of land herein described; thence from said point of beginning continue N 00(degree) 44' W, 209.20 feet; thence N 56(degree) 00' E, 551.09 feet; thence N 56(degree) 44' E, 603.72 feet to a point on the South right-of-way of South Boulevard; thence N 88(degree) 52' E, along said South right-of-way, 592.0 feet; thence S 01(degree) 06' E, 745.95 feet; thence S 88(degree) 49' W, 374.98 feet; thence S 88(degree) 36' W, 670.56 feet; thence S 01(degree) 32' E, 212.62 feet to a point on the South right-of-way of Elsmeade Drive; thence N 76(degree) 55' W, 539.76 feet to the point of beginning.

Said described property lies in the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and contains 21.75 acres, more or less.

SAID PROPERTY BEING ALSO DESCRIBED AS FOLLOWS:

UNIT "1"

Block "A" according to Map of Woodley Square Subdivision in the Northwest Quarter (NW 1/4) of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, as said Map appears of record in the Office of the Judge of Probate of Montgomery County, Alabama in Plat Book 21, Page 33.

UNIT "2"

Lot 1, Block "B" according to the Map of subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

UNIT "3"

Lot 2, Block "B" according to the Map of subdivision of Block "B" Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama

UNIT "4"

Commencing at the Southwest corner of the Northwest Quarter of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, running Northwardly along the West line of said Northwest Quarter a distance of 564.35 feet to the point of beginning of the property herein described, thence continuing Northwardly along said West line of Northwest Quarter run a distance of 15 feet to a point on the Southern Boundary of a Subdivision of Block "B", Woodley Square Subdivision as corrected by plat recorded in Plat Book 22, Page 290 of the Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 44 minutes, 30 seconds run Eastwardly along said Southern boundary of subdivision of Block "B", Woodley Square, a distance of
521.18 feet to a point on the Western boundary of Lot 1 Elsmeade No. 4 as per plat recorded in Plat Book 18, Page 216 of the aforesaid Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 04 minutes, 50 seconds run Southwardly along said Western boundary of Lot 1, Elsmeade No. 4 a distance of 150.38 feet to a point on the North right of way line of Elsmeade Drive, thence with an interior angle of 75 degrees, 22 minutes, 10 seconds run Northwestwardly a distance of 538.87 feet to the point of beginning.

Together with a non-exclusive easement for ingress and egress and recreational use over Phase III of Woodley Square Apartments, said Phase III described as follows:

Lot 2, in Block "B" according to the Map of Subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, page 38, as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

                                    EXHIBIT D

                        GENERAL ASSIGNMENT AND ASSUMPTION

      This General Assignment and Assumption (this "Assignment") is executed by NATIONAL PROPERTY INVESTORS 5, a California limited partnership ("Seller"), in favor of PALISADES APARTMENTS, L.L.C., an Illinois limited liability company ("Purchaser") as of April 21, 2003 (the "Effective Date").

      WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Contract dated as of March 20, 2003 ("Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Contract.

      Pursuant to the Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. Assignment. As of the Effective Date, Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      2. Assumption. As of the Effective Date, Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      4. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

      5. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Alabama.

      6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR ANY OTHER STATE).



                 [Remainder of Page Intentionally Left Blank]

      WITNESS the signatures of the undersigned.

Dated:  April 21, 2003

                                     Seller:

                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner



                                          By:  /s/ Patrick F. Slavin
                                          Name: Patrick F. Slavin
                                          Title: SVP



                                   Purchaser:

                                    PALISADES APARTMENTS, L.L.C., an Illinois limited liability company

                                    By:   /s/ Michael D. Aufrecht
                                    Name: Michael D. Aufrecht
                                    Title: Manager

                                    EXHIBIT E

          ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS



      This Assignment and Assumption of Leases and Security Deposits (this "Assignment") is executed by and between NATIONAL PROPERTY INVESTORS 5, a California limited partnership ("Assignor"), and PALISADES APARTMENTS, L.L.C., an Illinois limited liability company ("Assignee"), as of April 21, 2003 (the "Effective Date").

      Assignee and Assignor have entered into that certain Purchase and Sale Contract, dated March 20, 2003 ("Purchase Contract"), in which Assignor has agreed to sell and Assignee has agreed to purchase the real property described on Exhibit A hereto and the improvements located thereon (collectively, the Project).

      Assignor, as landlord, has entered into certain leases for the use of the Project by tenants (collectively, together with all amendments, modifications, supplements, restatements and guarantees thereof, the "Leases") for the Project.

      The Purchase Contract requires Assignor and Assignee to execute this Assignment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1.  Capitalized  Terms.  Unless  the  context  otherwise   requires,   all
capitalized terms used, but not otherwise defined herein, shall have the meanings set forth for the same in the Purchase Contract.

      2. Assignment and Assumption. As of the Effective Date, Assignor hereby irrevocably assigns, sets over, transfers and conveys to Assignee all of Assignor's right, title and interest in and to (a) the Leases and (b) the Tenant Security Deposit Balance. Assignee hereby accepts this Assignment and the rights granted herein, and Assignee hereby expressly assumes, for itself and its successors, assigns and legal representatives, the Leases and the Tenant Security Deposit Balance and all of the obligations and liabilities, fixed and contingent, of Assignor thereunder accruing from and after the date hereof with respect to the Leases and the Tenant Security Deposit Balance and agrees to (I) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liability of Assignor thereunder, which accrue from and after the date hereof, and (ii) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed, from and after the date hereof.

      3. Indemnification. Assignee shall indemnify, protect, defend and hold harmless Assignor from and against any and all claims incurred by Assignor with respect to the Security Deposits assigned herein.

      4. General Provisions.

            a. Successors. This Assignment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

            b. Counterparts. This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

            c. Governing Law. This Assignment and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State wherein the Project is located, without reference to the conflict of law provisions thereof.

            d. Attorney's Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.



                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, this Assignment was made and executed as of the date first above written.



                                    ASSIGNOR:

                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner



                                          By: /s/ Patrick Slavin
                                          Name: Patrick Slavin
                                          Title: SVP







                                    ASSIGNEE:

                                    PALISADES APARTMENTS, L.L.C., an Illinois limited liability company

                                    By:   /s/ Michael D. Aufrecht
                                    Name: Michael D. Aufrecht
                                    Title:  Manager

                                    EXHIBIT A

                LEGAL DESCRIPTION FOR THE PALISADES APARTMENTS

                               Montgomery Alabama

All that real property located in Montgomery County, Alabama, and being more particularly described as follows:

Commence at the Southwest Corner of the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and run N 00(degree) 44' W, along the West line of said Section 33, 502.56 feet to the POINT OF BEGINNING of the parcel of land herein described; thence from said point of beginning continue N 00(degree) 44' W, 209.20 feet; thence N 56(degree) 00' E, 551.09 feet; thence N 56(degree) 44' E, 603.72 feet to a point on the South right-of-way of South Boulevard; thence N 88(degree) 52' E, along said South right-of-way, 592.0 feet; thence S 01(degree) 06' E, 745.95 feet; thence S 88(degree) 49' W, 374.98 feet; thence S 88(degree) 36' W, 670.56 feet; thence S 01(degree) 32' E, 212.62 feet to a point on the South right-of-way of Elsmeade Drive; thence N 76(degree) 55' W, 539.76 feet to the point of beginning.

Said described property lies in the NW-1/4 of Section 33, T16N, R18E, Montgomery County, Alabama, and contains 21.75 acres, more or less.

SAID PROPERTY BEING ALSO DESCRIBED AS FOLLOWS:

UNIT "1"

Block "A" according to Map of Woodley Square Subdivision in the Northwest Quarter (NW 1/4) of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, as said Map appears of record in the Office of the Judge of Probate of Montgomery County, Alabama in Plat Book 21, Page 33.

UNIT "2"

Lot 1, Block "B" according to the Map of subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

UNIT "3"

Lot 2, Block "B" according to the Map of subdivision of Block "B" Woodley Square Subdivision, which map is recorded in Plat Book 22, Page 38 as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama

UNIT "4"

Commencing at the Southwest corner of the Northwest Quarter of Section 33, Township 16 North, Range 18 East, Montgomery County, Alabama, running Northwardly along the West line of said Northwest Quarter a distance of 564.35 feet to the point of beginning of the property herein described, thence continuing Northwardly along said West line of Northwest Quarter run a distance of 15 feet to a point on the Southern Boundary of a Subdivision of Block "B", Woodley Square Subdivision as corrected by plat recorded in Plat Book 22, Page 290 of the Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 44 minutes, 30 seconds run Eastwardly along said Southern boundary of subdivision of Block "B", Woodley Square, a distance of
521.18 feet to a point on the Western boundary of Lot 1 Elsmeade No. 4 as per plat recorded in Plat Book 18, Page 216 of the aforesaid Probate Court Records of Montgomery County, Alabama, thence with an interior angle of 90 degrees, 04 minutes, 50 seconds run Southwardly along said Western boundary of Lot 1, Elsmeade No. 4 a distance of 150.38 feet to a point on the North right of way line of Elsmeade Drive, thence with an interior angle of 75 degrees, 22 minutes, 10 seconds run Northwestwardly a distance of 538.87 feet to the point of beginning.

Together with a non-exclusive easement for ingress and egress and recreational use over Phase III of Woodley Square Apartments, said Phase III described as follows:

Lot 2, in Block "B" according to the Map of Subdivision of Block "B", Woodley Square Subdivision, which map is recorded in Plat Book 22, page 38, as corrected by Map recorded in Plat Book 22, Page 290, both in the Office of the Judge of Probate of Montgomery County, Alabama.

                                    EXHIBIT F

                               TENANT NOTIFICATION

                                 April 21, 2003
                                     (Date)

To Tenants of Palisades Apartments

Ladies and Gentlemen:

      This is to advise you that, effective this date, Palisades Apartments has been sold to PALISADES APARTMENTS, L.L.C., an Illinois limited liability company ("Purchaser").

      Effective immediately, please make all rent checks payable to Palisades Apartments and make all rental payments to the on-site management office. Any security deposit you made at the time of signing your lease has also been transferred to Purchaser, and Purchaser is solely responsible for returning any security deposit to which you are entitled at the termination of your lease.

      Additionally, effective immediately, OP Property Management, LP, is no longer the manager of Palisades Apartments. The new manager of Palisades Apartments is Palisades Apartments, L.L.C.

      Please contact the on-site management office if you have any questions regarding this transfer.


                                        Very truly yours,


                                         NATIONAL PROPERTY INVESTORS 5,
                                         a California limited partnership

                                         By:
                                         NPI
                                         Equity
                                         Investments,
                                         Inc.,

                                        a
                                         Florida
                                         corporation,

                                         Its
                                         General
                                         Partner


                                                By: /s/ Patrick F. Slavin
                                                Name: Patrick F. Slavin
                                                Title: SVP

                                         Purchaser:

                                         PALISADES APARTMENTS, L.L.C., an
                                         Illinois limited liability company
                                         By:  /s/ Michael D. Aufrecht
                                         Name: Michael D. Aufrecht
                                         Title: Manager

                                    EXHIBIT G

                           LEAD-BASED PAINT DISCLOSURE



EVERY PURCHASER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY ON WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING. LEAD POISONING IN YOUNG CHILDREN MAY PRODUCE PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIORAL PROBLEMS, AND IMPAIRED MEMORY. LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN. THE SELLER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO PROVIDE THE PURCHASER WITH ANY INFORMATION ON LEAD-BASED PAINT HAZARDS FROM RISK ASSESSMENTS OR INSPECTIONS IN THE SELLER'S POSSESSION, IF ANY, AND NOTIFY THE PURCHASER OF ANY KNOWN
LEAD-BASED PAINT HAZARDS. A RISK ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.

                                    EXHIBIT H

                       REPORT OF LEAD BASED PAINT FINDINGS

                                   [Attached]

                                 SCHEDULE 1.1.17

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any

                                 SCHEDULE 1.1.22

           LIST OF EXCLUDED FIXTURES AND TANGIBLE PERSONAL PROPERTY



1.    Buyer's Access Computer Hardware and Software;

2.    AIMCO Benchmark Series Books; 3. Connect: Remote Horizon Software; and
4. All of the items set forth in Section 1.1.22 (a) through (c) of the Contract.

                                  SCHEDULE 3.5

                                LIST OF MATERIALS


(a)   Seller's form of residential lease agreement used at the Property

(b)   all Property Contracts and any equipment leases

(c) any property locator or similar agreements (other than agreements with the Property Manager), if any, pertaining to the marketing and advertisement of the Property for leasing (and payment of commissions in connection therewith), but only to the extent the same will remain in effect after the Closing

(d) all engineering studies, environmental reports, architectural, mechanical, electrical, plumbing drainage, construction and similar plans, specifications and blueprints of the improvements, termite inspections or warranties, to the extent such are available and in Seller's possession (subject to Section 3.5.2), which relate to the Property and were prepared for Seller by third parties

(e) to the extent in Seller's possession (subject to Section 3.5.2), ad valorem and personal property tax statements for the current year, and the status of any pending appeal

(f) current operating statements for the Property, and to the extent available and in Seller's possession (subject to Section 3.5.2), for the three years prior to the year in which the Effective Date occurs

(g) a summary of pending insurance claims and pending litigation, if any, provided that such summary shall be prepared to Seller's knowledge (as defined in Section 6.4 of the Contract) and Seller makes no representations or warranties regarding the outcome of such claims or litigation

(h) to the extent available and in Seller's possession (subject to Section 3.5.2), guaranties or warranties with respect to the roof of the Property, if any

(i)   Seller's ACM plan, lead in water O&M, and other O&M plans, if any

(j) copies of any certificates of occupancy and/or other Permits, to the extent available and in Seller's possession (subject to Section 3.5.2)

(k)   Current rent roll and copies of the Leases and Tenant files